DRAFT PF8 FUNDING 1 SCHEDULE
                                                                    EXHIBIT 10.3

                                                                  FUNDING 1 SWAP

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                           dated as of [*] June, 2005

between

(1)      HALIFAX PLC ("PARTY A");

(2)      PERMANENT FUNDING (No. 1) LIMITED ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(k) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

This Agreement amends and restates the 1992 ISDA Master Agreement (Funding 1
Swap) dated as of 14th June, 2002 between Party A, Party B and the Security Trustee, as amended and supplemented from time to time prior to the date hereof.

Part 1.  TERMINATION PROVISIONS

(a)      "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

         and in relation to Party B for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi), will not apply to Party A and will not apply to Party B.

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(d)      The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:

         (i)     Market Quotation will apply.

         (ii)    The Second Method will apply.

(g)      "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Part 5(f)(viii) of this Schedule, the following will constitute an Additional Termination
         Event:

         The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated.

         For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

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Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause(ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representation (the "ADDITIONAL TAX REPRESENTATION"):

         (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency or permanent establishment; or

         (ii) it is resident for tax purposes in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

         For the purpose of Section 3(f) of the Agreement, Party B does not make any representation.

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Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are: none

(b)      Other documents to be delivered are:

         PARTY REQUIRED                                          COVERED BY
         TO DELIVER      FORM/DOCUMENT/        DATE BY WHICH     SECTION 3(D)
         DOCUMENT        CERTIFICATE           TO BE DELIVERED   REPRESENTATION

         Party A and     Appropriate evidence  On signing of     Yes
         Party B         of its signatory's    this Agreement
                         authority

         Party B         Certified copy of     On signing of     Yes
                         board resolution      this Agreement

         Party A         Legal opinion in      On signing of     No
                         form and substance    this Agreement
                         satisfactory to
                         Party B

         Party B         Legal opinion         On signing of     No
                         from Allen &          this Agreement
                         Overy LLP

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Part 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         Address for notices or communications to Party A:

         Address:         Trinity Road
                          Halifax
                          West Yorkshire
                          HX1 2RG

         Attention:       Mortgage Securitisation Manager

         Facsimile No.:   01422 391777

         With a copy to:  HBOS Treasury Services plc
                          33 Old Broad Street
                          London
                          EC2N 1HZ

         Attention:       Head of Capital Markets and Securitisation

         Facsimile No.:   020 7574 8784

Address for notices or communications to Party B:

         Address:         Blackwell House
                          Guildhall Yard
                          London
                          EC2V 5AE

         Attention:       The Secretary

         Facsimile No.:   020 7566 0975

         With a copy to:  (i) HBOS Treasury Services plc:

         Address:         33 Old Broad Street
                          London
                          EC2N 1HZ

         Attention:       Head of Capital Markets and Securitisation

         Facsimile No.:   020 7574 8784

                          (ii) the Security Trustee:

         Address:         The Bank of New York
                          One Canada Square
                          London
                          E14 5AL

         Attention:       Global Structured Finance - Corporate Trust

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         Facsimile No.:   020 7964 6061/6399

(b)      PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent:  None.

         Party B appoints as its Process Agent:  None.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT. The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

         In respect of Party A:     None.

         In respect of Party B:     None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, none.

         Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

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Part 5.  OTHER PROVISIONS

(a)      NO SET-OFF

(i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

(ii) Section 6(e) will be amended by the deletion of the following sentence:

         "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)      SECURITY INTEREST

Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Security Trustee (or any successor thereto) pursuant to and in accordance with the Funding 1 Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Security Trustee will not be liable for any of the obligations of Party B hereunder.

(c)      DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v),
Section 5(a)(vii)(2), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii) (2), (6), (7) and (9).

(d)      DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that:

(i) the application and interpretation of Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below; and

(ii) Party A will only be entitled to designate an Early Termination Date in respect of a Transaction on the basis of a Tax Event affecting that Transaction if it obtains the prior consent of the Security Trustee. Such consent shall be given where Party A has provided the Security Trustee with (1) a certificate signed by two authorised signatories of Party A stating that a Change in Tax Law has occurred identifying such change in Tax Law, and (2) an opinion in form and substance satisfactory to the Security Trustee of independent legal advisers of recognised standing to the effect that Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under Section 2(d) as a result of such Change in Tax Law.

For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant transaction is entered into.

(e)      ADDITIONAL EVENT OF DEFAULT

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The following will constitute an additional Event of Default with respect to
Party B:

An Intercompany Loan Acceleration Notice is served on Party B (which will be the Defaulting Party).

"INTERCOMPANY LOAN ACCELERATION NOTICE" will have the meaning ascribed to that term in the relevant Intercompany Loan Agreement.

(f)      RATINGS EVENT

(i) If the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-1+" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and, as a result of such cessation, the then current rating of the Issuer Notes is downgraded or placed under review for possible downgrade by S&P (an "INITIAL S&P RATING EVENT"), then Party A will, within 30 days of the occurrence of such Initial S&P Rating Event, at its own cost either:

         (A) put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement provided that (x) Party A will be deemed to have satisfied the requirements of S&P if the amount of collateral agreed to be provided in the form of cash and/or securities (the"COLLATERAL AMOUNT") is determined on a basis which satisfies (but is no more onerous than) the criteria of S&P published on 17th December, 2003, as amended and supplemented from time to time, which enables entities rated lower than a specified level to participate in structured finance transactions which, through collateralisation, are rated at a higher level (the "S&P CRITERIA") and (y) the Collateral Amount will not be required to exceed such amount as would be required (in accordance with the S&P Criteria) to maintain or restore the rating of the Issuer Notes at or to the level they would have been at immediately prior to such Initial S&P Rating Event;

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the ratings of the Issuer Notes by S&P at, or restore the rating of the Issuer Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Issuer Notes at, or restore the rating of the Issuer Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

         (D) take such other action as Party A may agree with S&P as will result in the rating of the Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

         If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

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(ii)     If the short-term, unsecured and unsubordinated debt obligations of
         Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A-3" by S&P and, as a result of such downgrade, the then current rating of the Issuer Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Issuer Notes by S&P at, or restore the rating of the Issuer Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

         (B) take such other action as Party A may agree with S&P as will result in the rating of the Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Issuer Notes at, or restore the rating of the Issuer Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to paragraph (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

         If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate)transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iii)    If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A1" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's,

         (such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will , within 30 days of the occurrence of such Initial Moody's Rating Event, at its own cost either:

         (1) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in

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                the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as agreed with Moody's;

         (2) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement, which co-obligor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as agreed with Moody's;

         (3)    take such other action as agreed with Moody's; or

         (4) put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria (as defined below) or such other requirements as may be agreed with Moody's.

         If any of paragraphs (iii)(1), (iii)(2) or (iii)(3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(4) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(iv)     If:

         (A) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "A3" (or its equivalent) by Moody's; or

         (B) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated as high as "Prime-2" (or its equivalent) by Moody's,

         (such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

         (1) on a best efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

                (aa) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as agreed with Moody's;

                (bb) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement, which co- obligor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as agreed with Moody's; or

                (cc)   take such other action as agreed with Moody's; and

         (2) within the later of 10 days of the occurrence of such Subsequent Moody's Rating Event and 30 days of the occurrence of an Initial Moody's Rating Event, put in place, at its own cost, pending compliance with paragraph (iv)(1)(aa),
               (iv)(1)(bb) or

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                (iv)(1)(cc) above, a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Moody's Criteria
                (as defined below) or such other requirements as may be agreed with Moody's, provided that, if, at the time a Subsequent Moody's Rating Event occurs, Party A is required to post collateral following an Initial Moody's RatingEvent, it will continue to post collateral notwithstanding the occurrence of a Subsequent Moody's Rating Event.

         If any of paragraphs (iv)(1)(aa), (bb) or (cc) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

         "MOODY'S CRITERIA" means that the Collateral Amount will equal:

         (a) 102 per cent. of the mark-to-market value of the outstanding Transactions as determined by Party A in good faith on a weekly basis if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A are downgraded below "A1";

         (b) if the long-term, unsecured and unsubordinated debt obligations or short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A are downgraded below "A2" or "Prime-1" by Moody's, the sum of:

                (i) 102 per cent. of the mark-to-market value of the outstanding Transactions determined by Party A in good faith on a weekly basis; and

                (ii)   the sum of:

                       (A) the aggregate of the amounts, determined in respect of each class and series of Issuer Notes, equal to the Outstanding Principal Balance of that class and series of Issuer Notes at the time of determination multiplied by the weighted average life of that class and series of Issuer Notes, as at the date of determination (expressed in days) divided by 365 (such aggregate, the "BUFFER NOTIONAL") multiplied by the product of
                              0.2 per cent. and the Fixed Rate Ratio; and

                       (B)    the Buffer Notional multiplied by the product of
                              0.1 per cent. and the sum of:

                              (aa)   the Variable Rate Ratio; and

                              (bb)   the Tracker Ratio; and

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         (c)    if the long-term, unsecured and unsubordinated debt obligations or short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A are downgraded below "A3" or "Prime-2" by Moody's, the sum of:

                (i) 102 per cent. of the mark-to-market value of the outstanding Transactions determined by Party A in good faith on a weekly basis; and

                (ii)   the sum of:

                       (A)    the Buffer Notional multiplied by the product of
                              0.4 per cent. or such greater amount as
                              determined by Moody's and the Fixed Rate Ratio;
                              and

                       (B)    the Buffer Notional multiplied by the product of
                              0.2 per cent. and the sum of:

                              (aa)   the Variable Rate Ratio; and

                              (bb)   the Tracker Ratio.

         For the purposes of determining the Buffer Notional, Party A will calculate the weighted average life of each series and class of Issuer Notes using (1) such assumptions as will reflect the then current expectations of Party A and/or be based upon such circumstances as Party A may, in good faith, determine applicable; and, notwithstanding for the avoidance of doubt (1) above, assuming (2) that the relevant Issuer will not exercise its call option to redeem such Issuer Notes in full on the Step-up Date, if any, in respect of such Issuer Notes.

         In relation to paragraphs (ii)(4) and (iii)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iii)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange an audit of the methodology used by Party A in the calculation of the mark-to-market value of the outstanding Transactions.

(v) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "A" (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F1"
         (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event, at its own cost, either:

         (A) put in place an appropriate mark-to-market collateral agreement in a form and substance acceptable to Fitch (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both to be posted on a weekly basis) in support of its obligations under this Agreement provided that
                (x) Party A will be deemed to have satisfied the requirements of Fitch if the Collateral Amount is determined on a basis which is no more onerous than the Fitch Criteria (as defined below), and (y) the Collateral Amount will not be required

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                to exceed such amount as would be required (in accordance with the Fitch Criteria) to maintain or restore the rating of the Issuer Notes at or to the level it would have been at immediately prior to such Initial Fitch Rating Event;

         (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Issuer Notes by Fitch at, or restore the rating of the Issuer Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

         (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Issuer Notes at, or restore the rating of the Issuer Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

         (D) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

         If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vi) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

         (A) continue to comply with the terms of, or, within 30 days of the occurrence of such First Subsequent Fitch Rating Event and at its own cost, put in place, as the case may be, a mark-to-market collateral agreement as described in paragraph
                (v)(A) above and provide any collateral required to be provided thereunder, provided that in either case the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A); or

         (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

                (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Issuer Notes by Fitch at, or restore the rating of the Issuer Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

                (2) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Issuer Notes at, or restore the rating of the Issuer Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

                (3) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

         If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to a mark-to-market collateral agreement put in place in accordance with paragraph (v)(A) above or paragraph (vi) (A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

(vii) If either the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F3" (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

         (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Issuer Notes by Fitch at, or restore the rating of the Issuer Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

         (B) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Issuer Notes at, or restore the rating of the Issuer Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

         (C) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

         Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will continue to comply with the terms of any mark-to-market collateral agreement put in place in accordance with paragraph (v)(A) or (vi) above or, within 10 days of the occurrence of the Second Subsequent Fitch Rating Event and at its own cost, put in place such an agreement (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs (vii)(A),
         (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under such a mark-to-market collateral agreement will be transferred to Party A and Party A will not be required to transfer any additional collateral.

"FITCH CRITERIA" means that the Collateral Amount will equal the greater of:

(a) the sum of (i) 1.05 multiplied by the current aggregate notional principal or currency amounts in respect of Party A under the outstanding Transactions multiplied by the Volatility Cushion and (ii) the mark-to-market value of the outstanding Transactions as determined by Party A in good faith on a weekly basis; and

(b)      zero.

"VOLATILITY CUSHION" means the percentage specified in Appendix 2 to Fitch's Structured Finance Criteria Report entitled "Counterparty Risk in Structured Finance Transactions: Swap Criteria" dated 13th September, 2004 for a weighted average life that is equal to (or closest to) the weighted average of the weighted average life of each series and class of Issuer Notes. For these purposes, Party A will calculate the weighted average life of each series and class of Issuer Notes using (1) such assumptions as will reflect the then current expectations of Party A and/or be based upon such circumstances as Party A may, in good faith, determine applicable; and, notwithstanding for the avoidance of doubt (1) above, assuming (2) that the relevant Issuer will not exercise its call option to redeem such Issuer Notes in full on the Step-up Date, if any, in respect of such Issuer Notes.

(viii)   (A)    If Party A does not take any of the measures described in
                paragraph (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional
                Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial
                S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to paragraph (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A), (ii)(B) or
                (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (C) If Party A does not take any of the measures described in paragraph (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (D)    If Party A does not take the measures described in paragraph
                (iv)(2) above, such failure will give rise to an Event of Default with respect to Party A and will be deemed to haveoccurred on the tenth day following such Subsequent
                Moody's Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of paragraph (iv)(2) above, Party A has failed, having applied best efforts, to either transfer as described in paragraph (iv)(1)(aa), find a co-obligor as described in paragraph (iv)(1)(bb) or take such other action as described in paragraph (iv)(1)(cc). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Subsequent Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (E)    If Party A does not take the measures described in paragraph
                (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (F)    If Party A does not take the measures described in paragraph
                (vi) above, such failure (except a failure to comply with the terms of an already existing mark-to-market collateral agreement) will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (G)    If Party A does not, pending compliance with any of paragraphs
                (vii)(A), (B) or (C), continue to comply with the terms of a mark-to-market collateral agreement or, as the case may be, put in place such an agreement within 10 days of the occurrence of the Second Subsequent Fitch Rating Event, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph (vii)(A), find a guarantor as described in paragraph (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with
                Party A as the sole Affected Party and all Transactions as Affected Transactions.

         (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has obtained the prior written consent of the Security Trustee.

Each of Party B and the Security Trustee will use their reasonable endeavours to co-operate with Party A in putting in place such credit support documentation, including agreeing to such arrangements in such documentation as may satisfy S&P, Moody's and/or Fitch, as applicable, with respect to the operation and management of the collateral and entering into such documents as may reasonably be requested by Party A inconnection with the provision of such collateral.

(g)      ADDITIONAL REPRESENTATION

Section 3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

         "(g) NO AGENCY. It is entering into this Agreement, including each Transaction, as principal and not as agent of any person or entity

         (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(h)      RECORDING OF CONVERSATIONS

Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties.

(i)      RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section 14 of an additional
Section 15, reading in its entirety as follows:

"15.     RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(j)      TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)     Deduction or Withholding for Tax

(i)      Requirement to Withhold

         All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

         (1)    will promptly notify the other party ("Y") of such requirement;

         (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

         (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

         (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

(ii)     Liability

         If:

         (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax; and

         (2)    X does not so deduct or withhold; and

         (3) a liability resulting from such Tax is assessed directly against X,

         then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

(iii)    Tax Credit etc.

         Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

         (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment, it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

         (2) the "cash benefit" will, in the case of credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in (1) above but for the obtaining by it of the said Tax credit, allowance or setoff and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

         (3) it will use all reasonable endeavours to obtain any Tax credit, allowance, setoff or repayment as soon as is reasonably practicable and it will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax credit, allowance, set-off or repayment and of the date on which the same is received."

(k)      SECURITY, ENFORCEMENT AND LIMITED RECOURSE

Party A agrees with Party B and the Security Trustee to be bound by the terms of the Funding 1 Deed of Charge and, in particular, confirms that: (A) no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Funding 1 Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Funding 1 Deed of Charge.

In relation to all sums due and payable by Party B to Party A, Party A agrees that it will have recourse only to Funding 1 Revenue Receipts and Funding 1 Principal Receipts, but always subject to the order of priority of payments set out in the Seventh Issuer Cash Management Agreement and the Seventh Issuer Deed of Charge.

(l)      CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(m)      REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(n)      ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") signed on or about the date of this Agreement and any other Master Definitions and Construction Schedule, each as amended, varied or supplemented from time to time (together the "MASTER DEFINITIONS SCHEDULE") will, except so far as the context otherwise requires, have the same meaning in this Agreement. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement.

(o)      MODIFICATIONS TO CLOSE-OUT PROVISIONS

Upon the occurrence of an Event of Default with respect to Party A or an Additional Termination Event which entitles Party B to terminate any Affected Transaction pursuant to Section 6(b) of the Agreement, Party B will be entitled (but not obliged) to proceed in accordance with Section 6 of this Agreement, subject to the following:

(i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

(ii) The following amendments will be deemed to be made to the definition of "Market Quotation":

         (A) the word "firm" will be added before the word "quotations" in the second line; and

         (B) the words ", provided that such documentation would either be the same as this Agreement and the existing confirmations hereto (and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A+" by S&P and "A1" by Moody's and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "Prime-1" by Moody's and "F1" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)) or the Rating Agencies have confirmed in writing that such proposed documentation will not adversely impact the ratings of the Notes" will be added after "agree" in the sixteenth line; and

         (C) the last sentence will be deleted and replaced with the following:

                "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the higher of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and, if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined. If no quotation has been provided, it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

(iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the Agreement:

         (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to Part 5(o)(iii)(C) below;

         (B) Party A will, for the purposes of Section 6(e), be permitted to obtain on behalf of Party B quotations from Reference Market-makers;

         (C) If no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined;

         (D)    Party B will be deemed to have discharged its obligations under
                Part 5(o)(iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain on behalf of Party B quotations from Reference Market-makers.
                  Party A agrees to act in accordance with such request; and

         (E) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

(p)    TRANSFER POLICY

Subject to the constraints otherwise provided by Section 7 of this Agreement, but without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to another entity (a "TRANSFEREE") with the prior written consent of the Note Trustee, provided that:

(i) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P, "Prime-1" by Moody's and "F1" by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less "AA-" by S&P, "A1" by Moody's and "A+" by Fitch (or its equivalent by any substitute rating agency);

(ii) the Rating Agencies have confirmed that the transfer will not result in the then current rating of the Issuer Notes being downgraded;

(iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to
         Section 2(d)(i)(4) corresponding to such excess;

(iv) a Termination Event or Event of Default does not occur as a result of such transfer;

(v) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

(vi) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

With respect to paragraph (iii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur.

Following the transfer, all references to Party A will be deemed to be references to the Transferee.

(q)      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

                                                    FUNDING 1 SWAP CONFIRMATION

From:           Halifax plc
                Trinity Road
                Halifax
                West Yorkshire
                HX1 2RG

To:             Permanent Funding (No. 1) Limited
                Blackwell House
                Guildhall Yard
                London
                EC2V 5AE

Attention:      The Secretary

To:             The Bank of New York
                One Canada Square
                London
                E14 5AL

Attention:      Global Structured Finance - Corporate Trust

                                                                 [ ] June, 2005

Dear Sirs,

CONFIRMATION - FUNDING 1 SWAP

This confirmation hereby amends and replaces the confirmation entered into between us, you and the Security Trustee on 14th June, 2002, as amended and restated on 6th March, 2003, 25th November, 2003, 12th March, 2004, 22nd July, 2004, 18th November, 2004 and 23rd March, 2005 (the PREVIOUS CONFIRMATION).

This confirmation constitutes a "Confirmation" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated as of 14th June, 2002 as amended and restated by us, you and the Security Trustee on 6th March, 2003, 25th November, 2003, 12th March, 2004, 22nd July, 2004, 18th November, 2004, 23rd March, 2005 and the date hereof and as amended and supplemented from time to time (the AGREEMENT). As of the date hereof, all rights and obligations of the parties to the Previous Confirmation shall cease to exist and shall be replaced in their entirety by the rights and obligations arising pursuant to this Confirmation.

The purpose of this letter (the CONFIRMATION) is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the DEFINITIONS) are incorporated into this Confirmation.

In the event of any inconsistency between any of the following, the first listed shall govern: (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

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The following expressions shall, for the purpose of this Confirmation, have the following meanings:

AVERAGE FIXED RATE LOAN BALANCE means, in respect of a Calculation Period, the average daily aggregate Outstanding Principal Balance of the Fixed Rate Loans during the relevant Calculation Period as notified by the Cash Manager in accordance with the Cash Management Agreement.

AVERAGE LOAN BALANCE means, in respect of a Calculation Period, the sum of the Average Fixed Rate Loan Balance, the Average Variable Rate Loan Balance and the Average Tracker Rate Loan Balance.

AVERAGE TRACKER RATE LOAN BALANCE means, in respect of a Calculation Period, the average daily aggregate Outstanding Principal Balance of the Tracker Rate Loans during the relevant Calculation Period as notified by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

AVERAGE VARIABLE RATE LOAN BALANCE means, in respect of a Calculation Period, the average daily aggregate Outstanding Principal Balance of the Variable Rate Loans during the relevant Calculation Period as notified by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

BLENDED RATE means, in respect of a Calculation Period, a rate of interest equal to the sum of (i) the Weighted Average Fixed Rate for such Calculation Period multiplied by the Fixed Rate Ratio for such Calculation Period; (ii) the Variable Rate Swap SVR for such Calculation Period multiplied by the Variable Rate Ratio for such Calculation Period and (iii) the Tracker Swap Rate for such Calculation Period multiplied by the Tracker Ratio for such Calculation Period.

BLENDED SPREAD means, in respect of a Calculation Period, a percentage equal to the sum of (i) the Fixed Rate Spread multiplied by the Fixed Rate Ratio for such Calculation Period; (ii) the Variable Rate Spread multiplied by the Variable Rate Ratio for such Calculation Period and (iii) the Tracker Spread multiplied by the Tracker Ratio for such Calculation Period.

CALCULATION DATE means the first day (or if not a London Business Day, the next succeeding London Business Day) of each month and any other day on which Funding 1 acquires a further interest in the Trust Property from and including the Calculation Date immediately preceding the Effective Date.

CALCULATION PERIOD means, each period from and including the Closing Date to but excluding the first Calculation Date and thereafter the period from and including one Calculation Date to but excluding the next following Calculation Date.

CALCULATION PERIOD FUNDING 1 AMOUNT means, in respect of a Calculation Period, an amount in Sterling equal to the amount produced by applying the Blended Rate for such Calculation Period to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Calculation Period, divided by 365.

CALCULATION PERIOD SWAP PROVIDER AMOUNT means, in respect of a Calculation Period, an amount in Sterling which is equal to the amount produced by applying a rate equal to the Three Month LIBOR prevailing on the first day of such Calculation Period plus the Blended Spread to the Notional Amount for such Calculation Period, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Calculation Period, divided by 365.

FIRST ISSUER means Permanent Financing (No. 1) PLC.

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

FIXED RATE RATIO means, in respect of a Calculation Period, the Average Fixed Rate Loan Balance divided by the Average Loan Balance.

FIXED RATE SPREAD means 0.37 per cent. per annum.

FUNDING 1 AMOUNT means, in respect of an Interest Period, an amount equal to the sum of each of the Calculation Period Funding 1 Amounts calculated in respect of the Calculation Periods which end on a date falling within such Interest Period.

INTERCOMPANY LOANS means, the First Issuer Intercompany Loan entered into between Funding 1, the First Issuer and the Security Trustee, the Second Issuer Intercompany Loan entered into between Funding 1, the Second Issuer, and the Security Trustee and any New Intercompany Loan.

INTEREST PAYMENT DATE means each Funding 1 Interest Payment Date.

INTEREST PERIOD means the period from (and including) the Second Issuer Closing Date to (but excluding) the Interest Payment Date falling in June 2003 and thereafter from (and including) one Interest Payment Date to (but excluding) the next succeeding Interest Payment Date.

NOTIONAL AMOUNT means in respect of a Calculation Period, an amount in Sterling equal to:

(a) the Outstanding Principal Balance of the Intercompany Loans on the first day of the relevant Calculation Period, less

(b) the balance of the Principal Deficiency Ledger attributable to the Intercompany Loans on the first day of the relevant Calculation Period, less

(c) the amount of the Principal Receipts in the Funding 1 GIC Account attributable to the Intercompany Loans on the first day of the relevant Calculation Period.

The Notional Amount shall be determined on the first day of the relevant Calculation Period after any changes made on such date to the Outstanding Principal Balance of the Intercompany Loans, the balance of the Principal Deficiency Ledger attributable to the Intercompany Loans and the amount of Principal Receipts in the Funding 1 GIC Account have become effective.

REFERENCE LENDERS means Abbey National plc, HSBC Bank plc, Cheltenham & Gloucester plc, Nationwide Building Society, National Westminster Bank Plc, Northern Rock plc and Woolwich plc (or their respective successors) and such additional or replacement residential mortgage lenders as shall be determined by the Calculation Agent and REFERENCE LENDER means any one of them.

SECOND ISSUER means Permanent Financing (No. 2) PLC.

SWAP PROVIDER AMOUNT means, in respect of an Interest Period, an amount equal to the sum of each of the Calculation Period Swap Provider Amounts calculated in respect of the Calculation Periods which end on a date falling within such Interest Period.

THREE MONTH LIBOR means the weighted average of the rates of interest (excluding spreads) applicable to any outstanding Intercompany Loan.

TRACKER RATIO means, in respect of a Calculation Period, the Average Tracker Rate Loan Balance divided by the Average Loan Balance.

TRACKER SPREAD means minus -0.10 per cent. per annum.

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

TRACKER SWAP RATE means, in respect of a Calculation Period, a rate of interest, linked to the Bank of England repo rate, as determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

VARIABLE RATE RATIO means, in respect of a Calculation Period, the Average Variable Rate Loan Balance divided by the Average Loan Balance.

VARIABLE RATE SPREAD means 1.69 per cent. per annum.

VARIABLE RATE SWAP SVR means, in respect of a Calculation Period, the rate of interest equal to the average of the standard variable rate or its equivalent charged to existing borrowers on residential mortgage loans as published from time to time after excluding the highest and lowest rate, of the Reference Lenders, as determined by the Cash Manager in good faith and notified to the Calculation Agent from time to time in accordance with the Cash Management Agreement.

WEIGHTED AVERAGE FIXED RATE means, in respect of a Calculation Period, the weighted average (by Outstanding Principal Balance) of the fixed rates of interest charged to borrowers of Fixed Rate Loans during the relevant Calculation Period as notified by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

1. This Confirmation supplements, forms part of, and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Confirmation relates are as follows:

         PARTY A:              Halifax plc

         PARTY B:              Permanent Funding (No. 1) Limited

         TRADE DATE:           14th June, 2002

         TERMINATION DATE:     The date on which the amount outstanding under
                               the Intercompany Loans is reduced to zero.

         EFFECTIVE DATE:       14th June, 2002

         BUSINESS DAY CENTRES
         FOR ALL PAYMENTS:     London

         CALCULATION OF
         AMOUNTS: On each Interest Payment Date, the Calculation Agent shall calculate the Swap Provider Amount and the Funding 1 Amount for the then current Interest Period, and forthwith notify Party A, Party B and the Cash Manager of the amounts so determined and of the net amount determined as set out below.

         PAYMENTS:             If in relation to any Interest Payment Date:

                               (i)     the Swap Provider Amount for the
                                       relevant Interest

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

                                       Period exceeds the Funding 1 Amount for
                                       the relevant Interest Period, Party A
                                       shall pay the amount of such excess to
                                       Party B on such Interest Payment Date;

                               (ii) the Funding 1 Amount for the relevant Interest Period exceeds the Swap Provider Amount for the relevant Interest Period, Party B shall pay the amount of such excess to Party A on such Interest Payment Date;

                               (iii)   the Swap Provider Amount for the
                                       relevant Interest Period is equal to the Funding 1 Amount for the relevant Interest Period, no amount shall be due and payable by either party hereunder in relation to such Interest Payment Date.

         CALCULATION AGENT:            Halifax plc acting in its capacity of
                                       Servicer pursuant to the Servicing
                                       Agreement or of Cash Manager pursuant to the Cash Management Agreement, as the case may be.

3.       MISCELLANEOUS:

         Subject to Clause 25 of the Funding 1 Deed of Charge (Supplemental Provisions Regarding the Security Trustee), any amendments to this Confirmation or the Agreement will be made only with the prior written consent of each party to the Agreement.

4.       ACCOUNT DETAILS:

         Payments to Party A:    Bank:               Halifax plc
                                                     Payment Clearing Services
                                                     Trinity Road
                                                     Halifax

                                 Sort Code :         11-05-90

                                 Account Number:     00000000

                                 Account Name:       Halifax CHAPS Funding

                                 Beneficiary Name:   Securitisation E/149-9
                                                     05001

         Payments to Party B:    Bank:               The Governor and Company
                                                     of the Bank of Scotland

                                 Account Number:     00998318

                                 Sort Code:          12-24-55

                                 Account Name:       Permanent Funding (No. 1)
                                                     Ltd - Transaction Account

5.       NOTICE DETAILS:

         Party A:                Halifax plc

         Address:                LP/3/3/SEC

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

                                 Trinity Road
                                 Halifax
                                 West Yorkshire HX1 2RG

         Facsimile Number:       +44 (0) 113 235 7511

         Attention:              Head of Mortgage Securitisation

         with a copy to:-        HBOS Treasury Services plc,

         Address:                33 Old Broad Street
                                 London
                                 EC2N 1HZ

         Facsimile Number:       020 7574 8784

         Attention:              Head of Capital Markets and Securitisation

         Party B:                Permanent Funding (No. 1) Limited

         Address:                Blackwell House
                                 Guildhall Yard
                                 London
                                 EC2V 5AE

         Facsimile Number:       020 7566 0975

         Attention:              The Secretary

         With a copy to:-        (i) HBOS Treasury Services plc

         Address:                33 Old Broad Street
                                 London
                                 EC2N 1HZ

         Facsimile Number:       020 7574 8784

         Attention:              Head of Capital Markets and Securitisation

                                 (ii) the Security Trustee:

         Name:                   The Bank of New York

         Address:                One Canada Square
                                 London
                                 E14 5AL

         Facsimile Number:       020 7964 6061/6399

         Attention:              Global Structured Finance - Corporate Trust

Yours faithfully,

HALIFAX PLC
By:
Name:
Title:

Confirmed as of the date first written:

PERMANENT FUNDING (NO. 1) LIMITED

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

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